Exhibit 10.2

AMENDMENT TO PROMISSORY NOTE

This Amendment to the Promissory Notes issued to Dr. David B. Masters (this “Amendment”) is entered into as of September 1, 2020, by and between David B. Masters, an individual having a principal residence of 2838 Freemont Avenue S., Apt. 520, Minneapolis, MN 55408 (“Lender”), and Gel-Del Technologies, Inc., a Minnesota corporation, and a subsidiary of PETVIVO HOLDINGS, INC., a Nevada corporation (referred to herein as “Borrower”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Notes (as defined below).

A. Borrower previously issued to Lender one or more Promissory Note(s) dated September 5, 2013, February 11, 2014 and August 14, 2014, which further includes additional amounts contributed over time and payments on the principal (collectively, the “Note,”).

B. Borrower issued an Amendment to Note dated April 17, 2017, which thereby extended the term and established a new Maturity Date of the Note at April 30, 2020.

C. Borrower failed to pay the total amount owed on the Note to Lender on or before the Maturity Date (the “Default”) and now the note has an outstanding balance consisting of principal and interest in the amount of $65,700 as of August 15, 2020 (“Outstanding Balance”).

D. Borrower has requested that Lender forbear from exercising any remedies under the Note and that Lender further agree to extend the Maturity Date of the Note (the “Extension”).

E. Lender has agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to grant the Extension and to forbear from exercising remedies under the Note as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Extension. Borrower and Lender agree that the Maturity Date of the Note is hereby extended to June 30, 2022; provided, however, that Borrower satisfies the terms and conditions set forth below.

3. Forbearance. In conjunction with the Extension, Lender hereby agrees to refrain and forbear from exercising and enforcing its remedies under the Note or under applicable law with respect to any Event of Default that has occurred under the Note prior to the date hereof until the earliest of (a) April 30, 2020, or (b) the occurrence of any Event of Default that occurs after the date hereof (the “Forbearance”). Borrower understands that the Forbearance shall terminate immediately upon the occurrence of any material breach of this Amendment or upon the occurrence of any Event of Default after the date hereof (including without limitation Borrower’s failure to repay the Outstanding Balance on or before the Maturity Date, as the same is extended pursuant to the terms hereof) and that in any such case, Lender may seek all recourse available to it under the terms of the Note or applicable law.

4. Payment Plan. In consideration of Lender’s agreement to grant the Extension and the Forbearance, Borrower agrees to make an initial payment of $5000.00 by September 1, 2020. In addition, monthly payments in the amount of $3100.00 that shall begin on October 1, 2020 and shall continue until the Borrower pays all outstanding principal and accrued interest in their entirety. However, if the Borrower shall receive proceeds from the sale of equity or the sale of Company products totaling an amount of at least One Million Five Hundred Thousand Dollars ($1,500,000) (“Financing”), the Borrower shall pay the entire amount of the Outstanding Balance owed to the Lender within ten business days of receipt of said Financing. If at any time an Event of Default occurs, the annual interest rate will increase to Twenty Percent (20%) on the entire Outstanding Balance and will continue until the Outstanding Balance is paid in full or the Borrower makes sufficient payment to bring the Note back to a current payment status.

5. Note Section Deletion. The Parties agree that the Company shall be allowed to enter into any transaction that requires the grant of a security interest in any of the assets owned by the Company or enter into any debt related transaction without the prior written consent of the Lender. Therefore, the Parties agree to delete in its entirety the section in each Note entitled “No Secured Borrowing; Limitations on Further Borrowing”.

6. Affirmation of Outstanding Balance. The Outstanding Balance of the Note upon execution of this Amendment shall be deemed and affirmed to be equal to $65,700 as of September 1, 2020.

7. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Amendment and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Amendment or the performance of any of the obligations of Borrower hereunder.

(b) There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date of this Amendment which would or could materially and adversely affect the understanding of Lender expressed in this Amendment or any representation, warranty, or recital contained in this Amendment.

(c) Except as expressly set forth in this Amendment, Borrower acknowledges and agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note.

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(d) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Note. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Amendment by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(e) Borrower represents and warrants that as of the date hereof no Events of Default, other than the Default or other material breaches already existing under the Note, or have occurred prior to the date hereof.

8. Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the amendments to the Note granted herein.

9. Other Terms Unchanged. The Note, as amended by this Amendment, remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Note after the date of this Amendment is deemed to be a reference to the Note as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Note, the terms of this Amendment shall control. No forbearance or waiver may be implied by this Amendment. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment to, any right, power, or remedy of Lender under the Note, as in effect prior to the date hereof.

10. Entire Agreement, Counterparts. This Amendment, along with the Note, represents the entire agreement and understanding between the parties with respect to the subject matter hereof, expressly superseding all prior agreements and discussion, whether oral or written, with respect to the subject matt hereof. This Amendment may only be amended in a writing signed by both parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

BORROWER:

PETVIVO HOLDINGS, INC.

By:	/s/ John Carruth
John Carruth, Chief Financial Officer

LENDER:

David b. masters

By:	/s/ David B. Masters
David B. Masters

[Signature page to Second Amendment to Promissory Note]